                                                      ITEM 14(a)3, EXHIBIT 10.20


                        SETTLEMENT AGREEMENT AND RELEASE

       THIS SETTLEMENT AGREEMENT AND RELEASE (hereinafter "Settlement Agreement") is made, entered into and effective as of October 1, 1996, by and between Tesoro E&P Company, L.P., acting through its General Partner, Tesoro Exploration and Production Company (hereinafter "Tesoro"), Coastal Oil & Gas Corporation and Coastal Oil & Gas USA, L.P. (collectively referred to as "Coastal"), and Tennessee Gas Pipeline Company (hereinafter "Tennessee"), as follows:


                                   WITNESSETH


       WHEREAS, Tesoro and Coastal (collectively referred to as "Sellers") are Sellers pursuant to a Gas Purchase and Sales Agreement dated January 16, 1979 by and between Tennessee, as buyer, National Exploration Company and Eton Partnership, as seller, and Gulf Energy & Development Corporation, as gatherer, as amended, covering certain leases in the Bob West Field and Falcon Field, Zapata County, Texas and identified as Tennessee's Contract No. 805 and the Gas Measurement Agreement dated January 16, 1979 by and between Tennessee, National Exploration Company and Eton Partnership, and Gulf Energy & Development Corporation (collectively, the "Contract");

       WHEREAS, in 1990 and 1991, Sellers created two 352-acre gas units known as the Tesoro Exploration and Production Company Guerra 352 Acre Gas Unit (Guerra A Unit) and the Tesoro Exploration and Production Company U.S.A.-Guerra 352 Acre Gas Unit (Guerra B Unit) (collectively referred to as "the Guerra Units");

       WHEREAS, the Guerra Units are composed of certain acreage and leases, limited to particular depths, including certain of the leases that were originally dedicated to the Contract (such leases insofar as they cover the particular depths in the Guerra Units are referred to as the "Dedicated Leases") and other leases and acreage that were not originally dedicated to the Contract, all of which is more specifically set forth and described in the Declarations of Unit recorded at Vol. 617, p. 550, and at Vol. 626, p. 168, respectively, in the official records of Starr County, Texas, and at Vol. 429,
p. 529, and at Vol. 436, p. 210, respectively, in the official records of Zapata County, Texas, together with any amendments thereto (including the Amendment recorded in Vol. 516, p. 263 of the official records of Zapata County, Texas, and at Vol. 719, p. 531 of the official records of Starr County, Texas), which acreage and leases are collectively referred to herein as "the Unitized Acreage;"

       WHEREAS, Sellers and Tennessee have had numerous ongoing disputes involving the rights and obligations of the parties under the Contract;

       WHEREAS, Sellers and Tennessee have litigated certain disputes which were resolved by the Texas Supreme Court in THE LENAPE RESOURCES CORP. V. TENNESSEE GAS PIPELINE COMPANY, 925 S.W. 2d 565 (Tex. 1996);

       WHEREAS, Tennessee filed suit, styled TENNESSEE GAS PIPELINE COMPANY V. KCS RESOURCES, INC., TESORO E&P COMPANY, AND COASTAL OIL & GAS CORPORATION, Cause No. 3,510 in the 49th Judicial District Court of Zapata County Texas (hereinafter the "Lawsuit") to litigate certain disputes;

       WHEREAS, Sellers denied Tennessee's allegations and filed counterclaims in the Lawsuit;

       WHEREAS, Tennessee, after the decision by the Texas Supreme Court, has asserted additional claims for repayment of moneys previously paid by Tennessee for gas delivered under the Contract;

       WHEREAS, the Federal Energy Regulatory Commission ("Commission") issued Order No. 636, III FERC Stats & Regs. paragraph 30,939 (1992), which, among other things, requires interstate pipelines that provided bundled sales service to unbundle the sales, transportation, and storage services offered to customers and to provide such unbundled services on a non-discriminatory basis;

       WHEREAS, Tennessee has determined that it must terminate, assign or otherwise realign its existing gas supply contracts with producers, including but not limited to the Contract, in connection with implementing the requirements of Order No. 636 in order to provide the unbundled services contemplated by the Commission in Order No. 636 and to mitigate any costs resulting from the realignment of Tennessee's existing gas supply contracts; and

       WHEREAS, Sellers and Tennessee now desire to reach a full and final settlement and compromise of all matters, claims and causes of action arising under the Contract or which were asserted or could have been asserted by them in the Lawsuit or under the Contract.

       NOW, THEREFORE, for and in consideration of the mutual covenants, promises and agreements herein contained Sellers and Tennessee hereby agree and stipulate as follows:

       1. Tennessee and Sellers agree to settle and compromise all matters, issues, claims, demands, and causes of action, whether known or unknown, which have arisen, resulted from or arise out of or alleged to have arisen, resulted from, or arise out of the Contract or the Lawsuit and agree to terminate the Contract effective as of October 1, 1996 and release each other from the Contract. Tennessee shall have no further obligations under the Contract to Sellers or any obligation to buy gas attributable to Sellers' interests in the Dedicated Leases. Sellers shall have no further obligations under the Contract to Tennessee and shall not be obligated to sell gas attributable to their interests in the Dedicated Leases to Tennessee. In consideration of this Settlement Agreement, Tennessee shall pay to Sellers the aggregate sum of Seventy-Four Million and 00/100 Dollars ($74,000,000.00) (the "Settlement Sum"), by making, pursuant to written wiring instructions timely provided by Sellers, the following wire transfers concurrently with the execution of this Settlement Agreement:

                          Tesoro:       $51,800,000.00

                          Coastal:      $22,200,000.00

       2. In further consideration of this Settlement, Tennessee grants to Sellers all rights and claims it may have to recover or recoup tax reimbursements paid by Tennessee to Sellers pursuant to the Contract. This grant does not include the right Tennessee may have to any repayment of tax reimbursements paid by Tennessee directly to KCS Resources, Inc. or its predecessors ("KCS") pursuant to the Contract.

       3. In further consideration of this Settlement Agreement, Sellers and Tennessee, concurrently with the signing of this Settlement Agreement, agree to execute and deliver the Termination Agreement, a copy of which is attached hereto and identified as Exhibit "A" (the "Termination Agreement").

       4. Tennessee shall immediately dismiss Sellers and Sellers shall immediately dismiss Tennessee from the Lawsuit with prejudice pursuant to the Agreed Order of Dismissal, a copy of which is attached hereto and identified as Exhibit "B".

       5. Tesoro represents and warrants to Tennessee, which representations and warranties Tesoro acknowledges are material, are relied on by Tennessee in entering into this Settlement Agreement and shall survive the execution and delivery of this Settlement Agreement, as follows:

              (a) Tesoro is the sole owner of all interests formerly owned by Tesoro Exploration and Production Company in the Dedicated Leases, the Lawsuit, and the Contract;

              (b) Except for the assignments to KCS of its back-in interest and that certain Mortgage, Deed of Trust, Assignment of Production, Security Agreement and Financing Statement, dated April 20, 1994, between Tesoro Exploration and Production Company and Texas Commerce Bank National Association, as agent, as subsequently assigned and amended, Tesoro has not made any assignment, conveyance, sublease, or transfer to any other person or entity of any interest in the Dedicated Leases, the Lawsuit, or the Contract;

              (c) Tesoro is a limited partnership duly organized, and in good standing under the laws of the State of Delaware and that Tesoro Exploration and Production Company is the general partner of Tesoro;

              (d) Tesoro has the power and authority to enter into and perform this Settlement Agreement, the Agreed Order of Dismissal, and the Termination Agreement; and

              (e) The execution, delivery and performance by Tesoro of this Settlement Agreement, the Termination Agreement, and Agreed Order of Dismissal have been duly authorized by all requisite partnership authorities, and this Settlement Agreement, the Agreed Order of Dismissal, and the Termination Agreement have been duly and validly executed and delivered on behalf of Tesoro and are legal, valid and binding obligations of Tesoro enforceable against Tesoro in accordance with their terms.

       6. Coastal represents and warrants to Tennessee, which representations and warranties Coastal acknowledges are material, are relied on by Tennessee in entering into this Settlement Agreement and shall survive the execution and delivery of this Settlement Agreement, as follows:

              (a) Coastal is the sole owner of all interests formerly owned by Coastal Oil & Gas Corporation in the Dedicated Leases, the Lawsuit, and the Contract;

              (b) Except for the assignments to KCS of its back-in interest, Coastal has not made any assignment, conveyance, sublease, or transfer to any other person or entity of any interest in the Dedicated Leases, the Lawsuit, or the Contract;

              (c) Coastal Oil & Gas USA, L.P. is a limited partnership duly organized, and in good standing under the laws of the State of Delaware and that Coastal Oil & Gas Corporation is the general partner of Coastal Oil & Gas USA, L.P. Coastal Oil & Gas Corporation is a corporation duly organized, and in good standing under the laws of the State of Delaware;

              (d) Coastal has the power and authority to enter into and perform this Settlement Agreement, the Agreed Order of Dismissal, and the Termination Agreement; and

              (e) The execution, delivery and performance by Coastal of this Settlement Agreement, the Termination Agreement, and Agreed Order of Dismissal have been duly authorized by all requisite corporate and partnership authorities, and this Settlement Agreement, the Agreed Order of Dismissal, and the Termination Agreement have been duly and validly executed and delivered on behalf of Coastal and are legal, valid and binding obligations of Coastal enforceable against Coastal in accordance with their terms.

       7. Tennessee represents and warrants to Sellers, which representations and warranties Tennessee acknowledges are material, are relied on by Sellers in entering into this Settlement Agreement and shall survive the execution and delivery of this Settlement Agreement, as follows:

              (a) Tennessee is the sole buyer under the Contract and is the sole owner of all rights and obligations of the Buyer under the Contract and is the sole owner of all the claims it has made in the lawsuit;

              (b) Tennessee has not made any assignment, conveyance, sublease, or transfer to any other person or entity of any interest in the Lawsuit or the Contract;

              (c) Tennessee is a corporation duly organized, and in good standing under the laws of the State of Delaware;

              (d) Tennessee has the power and authority to enter into and perform this Settlement Agreement, the Agreed Order of Dismissal, and the Termination Agreement; and

              (e) The execution, delivery and performance by Tennessee of this Settlement Agreement, the Termination Agreement, and Agreed Order of Dismissal have been duly authorized by all requisite corporate authorities, and this Settlement Agreement, the Agreed Order of Dismissal, and the Termination Agreement have been duly and validly executed and delivered on behalf of Tennessee and are legal, valid and binding obligations of Tennessee enforceable against Tennessee in accordance with their terms.

       8. Sellers, for themselves, their affiliates, and their successors and assigns, covenant and agree that all rights and obligations under the Contract are terminated and Sellers' interests under the Contract are released. Sellers agree that their interests in the Dedicated Leases and the leases pooled therewith are not now and will not in the future be committed to any other gas purchase agreement under which Tennessee purchases gas without the express written agreement of Tennessee.

       9. Tesoro, on behalf of itself, its parent, affiliates, successors, assigns, agents, officers, directors and employees (collectively, the "Tesoro Parties"), forever waives, relieves, acquits, and fully discharges Tennessee, its parent, affiliates, successors, assigns, agents, officers, directors, and employees, including, without limitation, El Paso Energy Corporation, (collectively, the "Tennessee Parties"), of and from any and all claims, demands, actions, causes of action, suits, damages, liabilities or other remedies whatsoever, known or unknown, in law or in equity, whether arising by statute or at common law, that Tesoro now has, had or may hereafter have or which could have been asserted, whether known or unknown, through and including the execution date hereof, arising out of, associated with or related in any way to the Contract or to the claims alleged in the Lawsuit (the "Tesoro Released Claims"). Tesoro acknowledges that the foregoing is a general release and' without limiting the generality thereof, is intended to release and extinguish all of Tesoro's interest in, and rights under, the Tesoro Released Claims.

       10. Coastal, on behalf of itself, its parents, affiliates, successors, assigns, agents, officers, directors and employees (collectively, the "Coastal Parties"), forever waives, relieves, acquits, and fully discharges the Tennessee Parties of and from any and all claims, demands, actions, causes of action, suits, damages, liabilities or other remedies whatsoever, known or unknown, in law or in equity, whether arising by statute or at common law, that Coastal now has, had or may hereafter have or which could have been asserted, whether known or unknown, through and including the execution date hereof, arising out of, associated with or related in any way to the Contract or to the claims alleged in the Lawsuit (the "Coastal Released Claims"). Coastal acknowledges that the foregoing is a general release and, without limiting the generality thereof; is intended to release and extinguish all of Coastal's interests in, and rights under, the Coastal Released Claims.

       11. Tennessee, on behalf of the Tennessee Parties, forever waives, relieves, acquits, and fully discharges the Tesoro Parties and the Coastal Parties of and from any and all claims, demands, actions, causes of action, suits, damages, liabilities or other remedies whatsoever, known or unknown, in law or in equity, whether arising by statute or at common law, that Tennessee now has, had or may hereafter have or which could have been asserted, whether known or unknown, through and including the execution date hereof, arising out of, associated with or related in any way to the Contract or to the claims alleged in the Lawsuit (the "Tennessee Released Claims"). Tennessee acknowledges that the foregoing is a general release and, without limiting the generality thereof; is intended to release and extinguish all of Tennessee's interests in, and rights under, the Tennessee Released Claims.

       12. Tesoro agrees to indemnify, defend, and hold harmless the Tennessee Parties from and against all claims, costs, expenses (including, without limitation, attorneys fees), damages and liability whatsoever arising directly or indirectly from or in connection with:

              (a) any claim by the State of Texas or the Comptroller of the State of Texas for severance taxes (including any penalties and interest) for gas attributable to Tesoro's interest in the Dedicated Leases;

              (b) any claim made by any royalty owner or any other non-working interest owner in the Unitized Acreage for any royalty arising from or out of Tesoro's interest in the Dedicated Leases as a result of or in connection with the Contract, this Settlement Agreement, or the payments made by Tennessee hereunder;

              (c) the breach of any representation, warranty or covenant of Tesoro set forth in this Settlement Agreement;

              (d) nonperformance by Tesoro of any obligation under this Settlement Agreement, the Agreed Order of Dismissal, or the Termination Agreement; and

              (e) any claim related to the Contract asserted by any person or entity (other than KCS under the back-in assignments) who claims to have received the assignment, conveyance, license or other transfer from Tesoro of any interest under the Lawsuit, the Contract, the Unitized Acreage, or the Dedicated Leases.

       13. Coastal agrees to indemnify, defend, and hold harmless the Tennessee Parties from and against all claims, costs, expenses (including, without limitation, attorneys fees), damages and liability whatsoever arising directly or indirectly from or in connection with:

              (a) any claim by the State of Texas or the Comptroller of the State of Texas for severance taxes (including any penalties and interest) for gas attributable to Coastal's interest in the Dedicated Leases;

              (b) any claim made by any royalty owner or any other non-working interest owner in the Unitized Acreage for any royalty arising from or out of Coastal's interests in the Dedicated Leases as a result of or in connection with the Contract, this Settlement Agreement, or the payments made by Tennessee hereunder;

              (c) the breach of any representation, warranty or covenant of Coastal set forth in this Settlement Agreement;

              (d) nonperformance by Coastal of any obligation under this Settlement Agreement, the Agreed Order of Dismissal, or the Termination Agreement; and

              (e) any claim related to the Contract asserted by any person or entity who claims to have received the assignment, conveyance, license or other transfer from Coastal of any interest under the Lawsuit, the Contract, the Unitized Acreage, or the Dedicated Leases.

       14. Tennessee agrees to indemnify, defend, and hold harmless the Tesoro Parties and Coastal Parties from and against all claims, costs, expenses (including, without limitation, attorneys fees), damages and liability whatsoever arising directly or indirectly from or in connection with:

              (a) any claim by Gulf Energy Pipeline Company, its parents, affiliates, successors, assigns, agents, officers, directors and employees (the "Gulf Parties") arising from or in connection with the Contract; provided, however, if Tennessee, Tesoro or Coastal is held to be liable to the Gulf Parties for such claim pursuant to either a judgement or a settlement, then Tesoro and Coastal shall be liable for 565/4100 of the amount of the judgement or settlement up to a maximum liability of Tesoro and Coastal, collectively, of Five Hundred Sixty Five Thousand Dollars ($565,000.00) and Tennessee shall be liable for the remaining portion;

              (b) any claim made by any customer of Tennessee for any refund, damages or other compensation as a result of or in connection with the Contract, this Settlement Agreement, or the payments made by Tennessee hereunder;

              (c) the breach of any representation, warranty or covenant of Tennessee set forth in this Settlement Agreement;

              (d) nonperformance by Tennessee of any obligation under this Settlement Agreement, the Agreed Order of Dismissal, or the Termination Agreement; and

              (e) any claim related to the Contract asserted by any person or entity who claims to have received the assignment, conveyance, license or other transfer from Tennessee of any interest under the Lawsuit or the Contract.

       15. This Settlement Agreement and its attachments, including but not limited to the

Termination Agreement, embody the complete and entire agreement among the parties concerning its subject matter and supersede any prior oral or written representations, agreements or understandings or any contemporaneous oral understandings, representations or agreements. This Settlement Agreement may not be amended except in writing signed by all parties. Each party shall bear its own costs and attorneys' fees in connection with the preparation, negotiation, review and documentation of this Settlement Agreement and its various attachments. The parties may execute this Settlement Agreement in counterparts, by telecopy, which they shall confirm by promptly furnishing written originals to each of the other parties. Counterparts when executed by all parties shall constitute a complete Settlement Agreement as if each party had executed a single document.

       16. This Settlement Agreement shall extend to, be binding upon, and inure to the benefit of the parties and their respective successors and assigns; provided, however, that any assignment shall not release a party of its obligations under this Settlement Agreement.

       17. This Settlement Agreement shall be construed interpreted and enforced in accordance with the laws of the State of Texas. Venue for any claim arising out of this Settlement Agreement shall be Harris County, Texas.

       18. Nothing in this Settlement Agreement or in the Termination Agreement shall (i) in any way constitute an admission of liability by Tennessee or Sellers with respect to the Lawsuit or any matters alleged therein, or (ii) in any way constitute an admission against interest of either Tennessee or Sellers.

Executed this 24th day of December, 1996.


TENNESSEE GAS PIPELINE COMPANY              COASTAL OIL & GAS USA, L.P.
                                            By Coastal Oil & Gas Corporation
                                                 its Managing Partner

By: /s/ JOHN W. SOMERHALDER II              By: /s/ R. D. ERSKINE
    ---------------------------------           -------------------------------
Name: John W. Somerhalder II                Name:  R. D. Erskine
      -------------------------------               ----------------------------
Title: President                            Title: Sr. Vice President
       ------------------------------              ----------------------------

TESORO E&P COMPANY, L.P.                    COASTAL OIL & GAS CORPORATION
By Tesoro Exploration and Production
     Company its General Partner

By: /s/ BRUCE A. SMITH                      By: /s/ R. D. ERSKINE
    --------------------------------            --------------------------------
Name:  Bruce A. Smith                       Name:  R. D. Erskine
       -----------------------------               -----------------------------
Title: Chairman of the Board                Title: Sr. Vice President
       -----------------------------               -----------------------------

                                ACKNOWLEDGMENTS


STATE OF TEXAS       )
                     )
COUNTY OF HARRIS     )

       This instrument was acknowledged before me on this 9th day of January, 1997, by John W. Somerhalder II, President of Tennessee Gas Pipeline Company, a Delaware corporation, on behalf of said company.


[SEAL]                             /s/ ANN C. MEYER
                                   ---------------------------------------------
                                   Notary Public in and for the State of Texas



STATE OF TEXAS       )
                     )
COUNTY OF BEXAR      )

       This instrument was acknowledged before me on this 13th day of January, 1997, by Bruce A. Smith, Chairman of the Board of Tesoro Exploration and Production Company, a Delaware corporation, general partner of Tesoro E&P Company, L.P., a limited partnership, on behalf of said partnership.


[SEAL]                             /s/ LINDA IDEN
                                   ---------------------------------------------
                                   Notary Public in and for the State of Texas




STATE OF TEXAS       )
                     )
COUNTY OF HARRIS     )

       This instrument was acknowledged before me on this 23rd day of December, 1996 by R. D. Erskine, Sr. Vice President of Coastal Oil & Gas Corporation, a Delaware corporation, on behalf of said corporation.


[SEAL]                             /s/ SHIRLEY A. COOPER
                                   ---------------------------------------------
                                   Notary Public in and for the State of Texas

STATE OF TEXAS       )
                     )
COUNTY OF HARRIS     )

       This instrument was acknowledged before me on this 23rd day of December, 1996 by R. D. Erskine, Sr. Vice President of Coastal Oil & Gas Corporation, a Delaware corporation, general partner of Coastal Oil & Gas of Texas, L.P., a limited partnership, on behalf of said partnership.




[SEAL]                             /s/ SHIRLEY A. COOPER
                                   ---------------------------------------------
                                   Notary Public in and for the State of Texas

                                  EXHIBIT "A"
                             TERMINATION AGREEMENT

       THIS TERMINATION AGREEMENT (hereinafter "Termination Agreement") is made, entered into and effective as of October 1, 1996, by and between Tesoro E&P Company, L.P., acting through its General Partner, Tesoro Exploration and Production Company (hereinafter "Tesoro"), Coastal Oil & Gas Corporation and Coastal Oil & Gas USA, L.P. (collectively referred to as "Coastal"), and Tennessee Gas Pipeline Company (hereinafter "Tennessee"), as follows:

                                   WITNESSETH

       WHEREAS, Tesoro and Coastal (collectively referred to as "Sellers") are Sellers pursuant to a Gas Purchase and Sales Agreement dated January 16, 1979 by and between Tennessee, as buyer, National Exploration Company and Eton Partnership, as seller, and Gulf Energy & Development, as gatherer, covering certain leases in the Bob West Field and Falcon Field, Zapata County, Texas and identified as Tennessee's Contract No. 805 (the "Contract");

       WHEREAS, in 1990 and 1991, Sellers created two 352-acre gas units known as the Tesoro Exploration and Production Company Guerra 352 Acre Gas Unit (Guerra A Unit) and the Tesoro Exploration and Production Company U.S.A.-Guerra 352 Acre Gas Unit (Guerra B Unit) (collectively referred to as "the Guerra Units");

       WHEREAS, the Guerra Units are composed of certain acreage and leases, limited to particular depths, including certain of the leases that were originally dedicated to the Contract (such leases insofar as they cover the particular depths in the Guerra Units are referred to as the "Dedicated Leases") and other leases and acreage that were not originally dedicated to the Contract, all of which is more specifically set forth and described in the Declarations of Unit recorded at Vol. 617, p. 550, and at Vol. 626, p. 168, respectively, in the official records of Starr County, Texas, and at Vol. 429,
p. 529, and at Vol. 436, p. 210, respectively, in the official records of Zapata County, Texas, together with any amendments thereto (including the Amendment recorded in Vol. 516, p. 263 of the official records of Zapata County, Texas, and at Vol. 719, p. 531 of the official public records of Starr County, Texas), which acreage and leases are collectively referred to herein as "the Unitized Acreage;" and

       WHEREAS, the Federal Energy Regulatory Commission ("Commission") issued Order No. 636, III FERC Stats & Regs. paragraph 30,939 (1992), which, among other things, requires interstate pipelines that provided bundled sales service to unbundle the sales, transportation, and storage services offered to customers and to provide such unbundled services on a non-discriminatory basis;

       WHEREAS, Tennessee has determined that it must terminate, assign or otherwise realign its existing gas supply contracts with producers, including but not limited to the Contract, in connection with implementing the requirements of Order No. 636 in order to provide the unbundled services contemplated by the Commission in Order No. 636 and to mitigate any costs resulting from the realignment of Tennessee's existing gas supply contracts.

       NOW, THEREFORE, for and in consideration of the mutual covenants, promises and agreements herein contained Sellers and Tennessee hereby agree to terminate the Contract and do hereby terminate the Contract as between Sellers and Tennessee effective as of October 1, 1996 insofar as the Contract covers Sellers' interest.



Executed this ____ day of ________, 199__.


TENNESSEE GAS PIPELINE COMPANY              COASTAL OIL & GAS USA, L.P.
                                            By Coastal Oil & Gas Corporation
                                                 its Managing Partner

By:                                         By:
    ---------------------------------           --------------------------------
Name:                                       Name:
      -------------------------------             ------------------------------
Title:                                      Title:
       ------------------------------              -----------------------------


TESORO E&P COMPANY, L.P.                    COASTAL OIL & GAS CORPORATION
By Tesoro Exploration and Production
     Company, its General Partner

By:                                         By:
    ---------------------------------           --------------------------------
Name:                                       Name:
      -------------------------------             ------------------------------
Title:                                      Title:
       ------------------------------              -----------------------------

                                ACKNOWLEDGMENTS


STATE OF TEXAS       )
                     )
COUNTY OF HARRIS     )

       This instrument was acknowledged before me on this _____ day of _______________, 199__, by __________________________________,
________________________________ of Tennessee Gas Pipeline Company, a
_______________ corporation, on behalf of said company.


[SEAL]
                                   ---------------------------------------------
                                   Notary Public in and for the State of Texas


STATE OF TEXAS       )
                     )
COUNTY OF __________ )

       This instrument was acknowledged before me on this _____ day of _______________, 199__, by __________________________________,
________________________________ of Tesoro Exploration and Production Company, a Delaware corporation, general partner of Tesoro E&P Company, L.P., a limited partnership, on behalf of said partnership.


[SEAL]
                                   ---------------------------------------------
                                   Notary Public in and for the State of Texas


STATE OF TEXAS       )
                     )
COUNTY OF HARRIS     )

       This instrument was acknowledged before me on this _____ day of _____________, 199__ by ________________________, Vice President of Coastal Oil
& Gas Corporation, a Delaware corporation, on behalf of said corporation.


[SEAL]
                                   ---------------------------------------------
                                   Notary Public in and for the State of Texas

STATE OF TEXAS       )
                     )
COUNTY OF HARRIS     )

       This instrument was acknowledged before me on this _____ day of _____________, 199__ by ________________________, Vice President of Coastal Oil
& Gas Corporation, a Delaware corporation, general partner of Coastal Oil & Gas of Texas, L.P., a limited partnership, on behalf of said partnership.


[SEAL]
                                   ---------------------------------------------
                                   Notary Public in and for the State of Texas

                                  EXHIBIT "B"

                                   No. 3,510

TENNESSEE GAS PIPELINE COMPANY             )      IN THE DISTRICT COURT OF
                                           )
                     Plaintiff,            )
                                           )
v.                                         )      ZAPATA COUNTY, TEXAS
                                           )
KCS RESOURCES, INC.                        )
TESORO E&P COMPANY, and                    )
COASTAL OIL & GAS CORPORATION,             )
                                           )
                     Defendants.           )      49TH JUDICIAL DISTRICT


                            JOINT MOTION TO DISMISS

TO THE HONORABLE COURT:

       Tennessee Gas Pipeline Company ("Tennessee"), plaintiff, and Tesoro E&P Company L.P. ("Tesoro"), and Coastal Oil & Gas Corporation ("Coastal") defendants, move the Court to dismiss the claims each of them has asserted against the other in this action because all matters of fact and things in controversy between Tennessee and Tesoro and Coastal have been fully and finally compromised and settled.

       WHEREFORE, plaintiff Tennessee Gas Pipeline Company and Tesoro and Coastal request that the Court dismiss the claims asserted by Tennessee against Tesoro and Coastal with prejudice and dismiss the claims asserted by Tesoro and Coastal against Tennessee with prejudice, each party to bear its own costs.


                                   Respectfully submitted,

                                   SUSMAN GODFREY L.L.P.


                                   By:
                                      ------------------------------------------
                                        Mark L.D. Wawro
                                        Texas State Bar No. 20988275
                                        Charles R. Eskridge III
                                        Texas State Bar No. 06666350

                                  EXHIBIT "B"


                                        1000 Louisiana Street, Suite 5100
                                        Houston, Texas 77002-5096
                                        Telephone: 713-651-9366
                                        Facsimile: 713-653-7897

                                        Attorneys for Plaintiff
                                        Tennessee Gas Pipeline Company


                                        SCOTT, DOUGLASS, LUTON
                                         & McCONNICO, L.L.P.



                                        By:
                                           -------------------------------------
                                             Elizabeth N. Miller
                                             State Bar No. 14071100
                                             Jane Webre
                                             State Bar No. 21050060
                                             600 Congress Avenue, Suite 1500
                                             Austin, Texas 78701-3234
                                             Telephone: 512-495-6300
                                             Facsimile: 512-474-0731

                                             Attorney for Defendants
                                             Tesoro E&P Company L.P.
                                             Coastal Oil & Gas Corporation

                                  EXHIBIT "B"

                                   No. 3,510

TENNESSEE GAS PIPELINE COMPANY             )      IN THE DISTRICT COURT OF
                                           )
                     Plaintiff,            )
                                           )
v.                                         )      ZAPATA COUNTY, TEXAS
                                           )
KCS RESOURCES, INC.                        )
TESORO E&P COMPANY, and                    )
COASTAL OIL & GAS CORPORATION,             )
                                           )
                     Defendants.           )      49TH JUDICIAL DISTRICT

                           AGREED ORDER OF DISMISSAL

       On _______________, 199__, this Court heard the Joint Motion of Tennessee Gas Pipeline Company, plaintiff, and Tesoro E&P Company L.P. ("Tesoro"), and Coastal Oil & Gas Corporation ("Coastal"), defendants, seeking dismissal of the claims each of them has asserted against the other with prejudice. The Court finds that all matters in dispute between Tennessee Gas Pipeline Company and Tesoro and Coastal have been fully and finally compromised and settled.

       IT IS, THEREFORE, ORDERED that the claims asserted by Tennessee Gas Pipeline Company against Tesoro and Coastal be and are hereby dismissed with prejudice to the rights of Tennessee to re-file the claims or any part of them against Tesoro and Coastal.

       IT IS FURTHER ORDERED that the claims asserted by defendants against Tennessee Gas Pipeline Company be and are dismissed with prejudice to the rights of Tesoro and Coastal to re-file the claims or any part of them against Tennessee.

       Each party is to bear its own costs.

       SIGNED this _____ day of ___________________, 199___.




                                           -------------------------------------
                                           JUDGE PRESIDING

                                  EXHIBIT "B"


APPROVED:

SUSMAN GODFREY L.L.P.



By:
   ---------------------------------
      Mark L.D. Wawro
      Texas State Bar No. 20988275
      Charles R. Eskridge III
      Texas State Bar No. 06666350
      1000 Louisiana Street, Suite 5100
      Houston, Texas 77002-5096
      Telephone: 713-651-9366
      Facsimile: 713-653-7897

Attorneys for Plaintiff
Tennessee Gas Pipeline Company


SCOTT, DOUGLASS, LUTON & McCONNICO, L.L.P.



By:
   ---------------------------------
      Elizabeth N. Miller
      State Bar No. 14071100
      Jane Webre
      State Bar No. 21050060
      600 Congress Avenue, Suite 1500
      Austin, Texas 78701-3234
      Telephone: 512-495-6300
      Facsimile: 512-474-0731

Attorneys for Defendants
Tesoro E&P Company L.P.
Coastal Oil & Gas Corporation





                                       2